Exhibit 24

                               Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of MainStreet BankGroup Incorporated, a Virginia corporation (the "Corporation"), does hereby constitute and appoint Michael R. Brenan, James
E. Adams and Rebecca J. Jenkins, and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of the Corporation to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the registration in connection with the Agreement and Plan of Merger dated as of July 25, 1997, by and among the Corporation and Tysons Financial Corporation, a Virginia corporation, 887,128 shares of its Common Stock and make changes to any of the documents referred to below and generally to do all such things in their behalf in their capacities as officers and directors to enable MainStreet BankGroup Incorporated to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission.

                  A Registration Statement of the Company respecting 887,128 shares of Corporation Common Stock, on Form S-4, under the Securities Act of 1933, as amended, and any and all amendments to the Registration statement, including post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission and/or any regulatory authority for any State in the United States of America.

         WITNESS the signatures and seals of the undersigned this 20th day of August, 1997.



                                        /s/  W. Christopher Beeler, Jr.  (SEAL)
                                        ------------------------------
                                        W. Christopher Beeler, Jr.


                                        /s/  Thomas B. Bishop            (SEAL)
                                        ---------------------
                                        Thomas B. Bishop


                                        /s/  Michael R. Brenan           (SEAL)
                                        -----------------------
                                        Michael R. Brenan


                                        /s/  William L. Cooper, III      (SEAL)
                                        ---------------------------
                                        William L. Cooper, III


                                        /s/  Billy P. Craft               (SEAL)
                                        ---------------------
                                        Billy P. Craft


                                        /s/  Phillip W. Dean              (SEAL)
                                        --------------------
                                        Phillip W. Dean


                                        /s/  I. Patricia Henry            (SEAL)
                                        ----------------------
                                        I. Patricia Henry


                                        /s/  Larry E. Hutchens            (SEAL)
                                        ----------------------
                                        Larry E. Hutchens


                                        /s/  George J. Kostel             (SEAL)
                                        ---------------------
                                        George J. Kostel


                                       /s/  Dr. William O. McCabe, Jr.   (SEAL)
                                       --------------------------------
                                       Dr. William O. McCabe, Jr.


                                       /s/  Albert L. Prillaman           (SEAL)
                                       --------------------------
                                       Albert L. Prillaman

COMMONWEALTH OF VIRGINIA   )
                           )    to-wit:
CITY OF MARTINSVILLE       )


         I, Stephanie Kent, a Notary Public in and for the City of Martinsville, in the State of Virginia, do hereby certify that W. Christopher Beeler, Jr., Thomas B. Bishop, Michael R. Brenan, William L. Cooper, III, Billy P. Craft, Phillip W. Dean, I. Patricia Henry, Larry E. Hutchens, George J. Kostel, Dr., William O. McCabe, Jr., and Albert L. Prillaman, whose names are signed to the foregoing writing bearing date the 20th day of August, 1997, this day personally appeared before me and acknowledge the same in my City and State aforesaid.

         GIVEN under my hand and seal this 20th day of August, 1997.


                                                      /s/  Stephanie Kent
                                                      ---------------------
                                                              Notary Public

My Commission Expires:
March 31, 2000

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of MainStreet BankGroup Incorporated, a Virginia corporation (the "Corporation"), does hereby constitute and appoint Michael R. Brenan, James
E. Adams and Rebecca J. Jenkins, and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of the Corporation to sign, execute and affix his seal thereto and file any of the documents referred to below relating to the registration in connection with the Agreement and Plan of Merger dated as of July 25, 1997, by and among the Corporation and Tysons Financial Corporation, a Virginia corporation, 887,128 shares of its Common Stock and make changes to any of the documents referred to below and generally to do all such things in their behalf in their capacities as officers and directors to enable MainStreet BankGroup Incorporated to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission.

                  A Registration Statement of the Company respecting 887,128 shares of Corporation Common Stock, on Form S-4, under the Securities Act of 1933, as amended, and any and all amendments to the Registration Statement, including post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission and/or any regulatory authority for any State in the United States of America.

         WITNESS the signature and seal of the undersigned this 17th day of December, 1997.


                                        /s/  Alfred J. T. Byrne           (SEAL)
                                        -----------------------
                                        Alfred J. T. Byrne

COMMONWEALTH OF VIRGINIA      )
                              )    to-wit:
CITY OF MARTINSVILLE          )


         I, Gayle F. Gilley , a Notary Public in and for the City of Martinsville, in the State of Virginia, do hereby certify that Alfred J. T. Byrne, whose name is signed to the foregoing writing bearing date the 17th day of December, 1997, this day personally appeared before me and acknowledge the same in my City and State aforesaid.

         GIVEN under my hand and seal this 17th day of December, 1997.




                                                       /s/  Gayle F. Gilley
                                                       ---------------------
                                                                Notary Public

My Commission Expires:

     12/31/2000